UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY	INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2013, Chambers Street Properties (the “Company”) acting through its operating partnership, CSP Operating Partnership, LP (“CSP OP”), entered into an omnibus agreement (the “Omnibus Agreement”) with Duke Realty Limited Partnership (“Duke Realty”) to acquire 100% of the interests in 17 of the properties that are currently held in the joint venture between CSP OP and Duke Realty (the “Duke Joint Venture”). As described in the Company’s applicable filings with the Securities and Exchange Commission (the “SEC”), CSP OP owns an 80% interest and Duke Realty owns a 20% interest in the Duke Joint Venture.

The properties to be acquired consist of 16 office buildings and one warehouse/industrial building that are currently identified as domestic unconsolidated properties of the Company on its financial statements and which are described in the Company’s filings with the SEC and listed below:

¡	1400 Perimeter Park Drive

¡	3900 N. Paramount Parkway

¡	3900 S. Paramount Parkway

¡	22535 Colonial Pkwy

¡	Atrium I

¡	Celebration Office Center

¡	Easton III

¡	Goodyear Crossing Ind. Park II

¡	The Landings I

¡	The Landings II

¡	McAuley Place

¡	Miramar I

¡	Miramar II

¡	Norman Pointe I

¡	Norman Pointe II

¡	Northpoint III

¡	Point West I

The acquisition has been structured such that membership interests in each of the subsidiaries that hold the properties will be distributed to Duke Realty and CSP OP on a pro rata basis in accordance with their percentage ownership interests in the Duke Joint Venture (80% to CSP OP and 20% Duke Realty) and CSP OP will then purchase Duke Realty’s 20% membership interests in those subsidiaries, resulting in CSP OP owning a 100% interest in each of the property owning subsidiaries. The aggregate purchase price that CSP has agreed to pay to Duke Realty in connection with the acquisition is approximately 20% of $493,000,000 after certain adjustments including, but not limited to, customary pro-rations, certain leasing costs and outstanding mortgage debt on the properties. The acquisition is anticipated to close during the first quarter of 2013; however, the agreement to acquire the interests in the properties is subject to a number of contingencies and therefore there can be no assurances that this acquisition will occur.

The foregoing does not purport to be a complete description of the terms of the Omnibus Agreement and is qualified in its entirety by the text of the Omnibus Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL	STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Omnibus Agreement, by and between Duke Realty Limited Partnership and CSP Operating Partnership, LP dated January 29, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMBERS STREET PROPERTIES

January 31, 2013	By:	/S/ PHILIP L. KIANKA
	Name:	Philip L. Kianka
	Title:	Executive Vice President and Chief Operating Officer

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